February 2, 2012

DREYFUS PREMIER SHORT-INTERMEDIATE MUNICIAL BOND FUND
- DREYFUS SHORT-INTERMEDIATE MUNICIPAL BOND FUND

Supplement to Statutory Prospectuses

Dated August 1, 2011

The following information supplements and supersedes the portfolio manager information contained in the sections of the prospectuses entitled “Fund Summary – Portfolio Management.”

The fund’s investment adviser is The Dreyfus Corporation.  The fund’s primary portfolio managers are Thomas Casey and Jeffrey Burger, positions they have held since April 2011 and February 2012, respectively.  Mr. Casey is a senior portfolio manager for tax sensitive strategies at Standish Mellon Asset Management Company LLC (Standish), an affiliate of The Dreyfus Corporation, and for certain other municipal bond funds managed by The Dreyfus Corporation.  Mr. Burger is a senior analyst for tax sensitive strategies at Standish and is a portfolio manager for certain other municipal bond funds managed by The Dreyfus Corporation.  Messrs. Casey and Burger are also employees of The Dreyfus Corporation.

The following information supplements and supersedes the portfolio manager information contained in the sections of the prospectuses entitled “Fund Details – Management.”

The fund’s investment adviser is The Dreyfus Corporation.  The fund’s primary portfolio managers are Thomas Casey and Jeffrey Burger, positions they have held since April 2011 and February 2012, respectively.  Mr. Casey is a senior portfolio manager for tax sensitive strategies at Standish Mellon Asset Management Company LLC (Standish), an affiliate of The Dreyfus Corporation, where he has been employed since 1993.  Mr. Casey manages certain other municipal bond funds managed by The Dreyfus Corporation.  Mr. Burger is a senior analyst for tax sensitive strategies at Standish, where he has been employed since July 2009.  Prior to joining Standish, Mr. Burger was a portfolio manager and senior analyst at Columbia Management.  Mr. Burger also is a portfolio manager for certain other municipal bond funds managed by The Dreyfus Corporation.  Mr. Casey and Mr. Burger have been employees of The Dreyfus Corporation since 2009.